UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  01/25/2005

AMERICREDIT CORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  -

TX	752291093
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, TX 76102
(Address of Principal Executive Offices, Including Zip Code)

(817)302-7165
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 8.01.    Other Events

On January 25, 2005, AmeriCredit Corp. announced that its board of directors has authorized a stock repurchase plan for up to $500 million. AmeriCredit may purchase the stock from time to time, depending upon market conditions, in the open market or in privately negotiated transactions. A copy of AmeriCredit's press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(c)         Exhibits

Exhibit No.           Description of Exhibit

99.1               Press Release dated January 25, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

AMERICREDIT CORP

Date: January 25, 2005.	By:	/s/ CHRIS A. CHOATE
CHRIS A. CHOATE
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated January 25, 2005